Land Use Rights, Net	12 Months Ended
Dec. 31, 2023
Land Use Rights, Net.
Land Use Rights, Net

5. Land Use Rights, Net

There is no private land ownership in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the PRC government. Land use rights are amortized using the straight-line method over the lease term of around 50 years or less. The weighted average remaining lease term is 44 and 43 years as of December 31, 2022 and 2023 respectively.

	As of December 31,
	2022	2023
	RMB	RMB
Cost	5,922,514	6,244,857
Less: Accumulated amortization	(479,563)	(607,756)
Land use rights, net	5,442,951	5,637,101

Amortization expenses for land use rights were RMB113,260, RMB123,450 and RMB128,193 for the years ended December 31, 2021, 2022 and 2023, respectively.

As of December 31, 2022 and 2023, the title certificates for certain land use rights of the Company with carrying value of approximately RMB103,453 and RMB89,295, respectively, had not been obtained.